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                                                                  EXHIBIT 10.103


                                                                  EXECUTION COPY


                              AMENDED AND RESTATED
                           MASTER REPURCHASE AGREEMENT



                                                        DATED AS OF JUNE 1, 2000


BETWEEN:

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

AND

DORAL FINANCIAL CORPORATION


1.       Applicability

         From time to time the parties hereto may enter into transactions in which Doral Financial Corporation ("Seller") agrees to transfer to Bear Stearns Mortgage Capital Corporation ("Buyer") Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, as the same shall be amended from time to time.

2.       Definitions

         (a)      "Act of Insolvency", with respect to either Buyer or Seller,
(i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party,
(B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;

         (b) "Additional Purchased Mortgage Loans", Mortgage Loans provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;

         (c) "Agency" shall refer to GNMA, FNMA or FHLMC, as the case may be;


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         (d)      "Agency Documentation" shall refer collectively to the Guides and parts or chapters thereof and to GNMA, FNMA and FHLMC forms and schedules;

         (e) "Agency Registration Form" shall refer to Form HUD 11705 (Schedule of Subscriber), Fannie Mae Form 2014 (Delivery Schedule), FHLMC Form 939 (Settlement and Information Multiple Registration Form) or FHLMC Form 987 (Warehouse Delivery Form) as applicable, on which it is indicated that the related Agency Security shall be issued to, and in the name of, Bear, Stearns & Co. Inc.;

         (f) "Agency Security" shall refer to a GNMA Security, a FNMA Security or a FHLMC Security;

         (g) "Approvals" shall refer to the approvals of FHLMC, FNMA and GNMA described in Paragraph 11(b)(xi) of these Supplemental Terms;

         (h) "Business Day", any day other than a Saturday, Sunday and any day on which banks located in the State of New York are authorized or required to close for business;

         (i) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage, agreed to by Buyer and Seller prior to entering into the Transaction and specified in the related Request/Confirmation, to the Repurchase Price for such Transaction as of such date;

         (j) "Covenant Compliance Certificate" shall have the meaning set forth in Paragraph 13 hereof;

         (k) "Custodian", the custodian named in the Custody Agreement and any permitted successor thereto;

         (l) "Custody Agreement", the Amended and Restated Tri-Party Custody Agreement among Buyer, Seller and the Custodian providing for the custody of records relating to the Purchased Mortgage Loans;

         (m) "Custodian" shall refer to the Custodian named in the Custody Agreement;

         (n) "Custody Receipt" shall refer to the Receipt substantially in the form attached as an exhibit to the Custody Agreement;

         (o)      "FHA" shall refer to the Federal Housing Administration;

         (p)      "FHLMC" shall refer to the Federal Home Loan Mortgage
Corporation;

         (q) "FHLMC Guide" shall refer to the Freddie Mac Sellers' and Servicers' Guide, as such Guide may hereafter from time to time be amended;

         (r) "FHLMC Security" shall refer to a Mortgage Participation Certificate issued and guaranteed by FHLMC and backed by a pool of Mortgage Loans (other than HELs);


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         (s)      "FNMA" shall refer to the Federal National Mortgage
Association;

         (t) "FNMA Guide" shall refer to the Fannie Mae MBS Selling and Servicing Guide, as such Guide may hereafter from time to time be amended;

         (u) "FNMA Security" shall refer to a Guaranteed Mortgage Pass-Through Certificate issued and guaranteed by FNMA and backed by a pool of Mortgage Loans (other than HELs);

         (v) "GAAP" shall refer to generally accepted accounting principles consistently applied;

         (w)      "GNMA" shall refer to the Government National Mortgage
Association;

         (x) "GNMA Guide" shall refer to the GNMA Mortgage-Backed Securities Guide, as such Guide may hereafter from time to time be amended;

         (y) "GNMA Security" shall refer to (i) fully-modified pass-through mortgage-backed certificate guaranteed by GNMA and backed by a pool of Mortgage Loans (other than HELs) and (ii) Mortgage-Backed Serial Notes guaranteed by GNMA and backed by a pool of Mortgage Loans (other than HELs);

         (z) "Guide" shall refer to the GNMA Guide, the FNMA Guide or the FHLMC Guide, as applicable;

         (aa) "HEL", a home equity loan consisting of a Note secured by a Mortgage.

         (bb) "Income", with respect to any Mortgage Loan at any time, any principal thereof then payable and all payments of interest and principal together with other distributions thereon or proceeds thereof;

         (cc) "Loan Schedule", a schedule of Mortgage Loans identifying each Mortgage Loan: (1) in the case of all Mortgage Loans, by Seller's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Mortgage Loan is a HEL, if it is a HEL, whether such HEL is a first or second lien home equity loan, whether such Mortgage Loan bears a fixed or adjustable interest rate, the loan-to-value ratio, the outstanding principal amount as of a specified date, the initial interest rate borne by such Mortgage Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the appraised value, the original term to maturity and whether or not the Mortgage Loan (including the related Note) has been modified; and (2) in the case of adjustable rate Mortgage Loans, the interest rate borne by such Mortgage Loan on the Purchase Date, the index and applicable determination date for each adjustment period, the gross margin, the payment adjustment period (in months), months to next payment adjustment, periodic payment adjustment cap, lifetime payment adjustment cap, lifetime payment cap, interest rate adjustment, periodic interest adjustment cap and lifetime interest rate adjustment cap;

         (dd) "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;


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         (ee)     "Market Value", with respect to any Mortgage Loans as of any date, the fair market value of such Mortgage Loans on such date as determined by Buyer in its reasonable business judgment from time to time and at such times as it may elect in its sole discretion; provided, however, that a Market Value of zero shall be assigned to (i) any Mortgage Loan that has been delinquent for at least thirty (30) days, (ii) any Mortgage Loan that has been subject to this Agreement for more than one hundred and eighty (180) days in aggregate or (iii) any Mortgage Loan with respect to which there is a breach of a representation or warranty made by Seller in this Agreement or the Custody Agreement that materially adversely affects Buyer's interests hereunder;

         (ff) "Mortgage", the mortgage, deed of trust or other instrument creating a first lien or second lien on an estate in fee simple interest in real property securing a Note;

         (gg) "Mortgage Loan", a first lien mortgage loan on single family residential property consisting of a Note secured by a Mortgage or a HEL;

         (hh)     "Mortgagor", the obligor on a Note;

         (ii) "Note", the Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan;

         (jj) "Pooled Mortgage Loan" shall refer to a Mortgage Loan (other than a HEL) that is included in a pool designated to back an Agency Security and with respect to which the Custodian has made an initial certification to the related Agency;

         (kk) "Prepooled Mortgage Loan" shall refer to a Mortgage Loan (other than a HEL) for which there is no Takeout Commitment and is identified as such on the Loan Schedule.

         (ll) "Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

         (mm) "Pricing Rate", the per annum percentage rate for determination of the Price Differential, which rate shall be specified in the related Request/Confirmation;

         (nn) "Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

         (oo) "Purchase Date", the date with respect to each Transaction on which Purchased Mortgage Loans are sold by Seller to Buyer hereunder;

         (pp) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Mortgage Loans are sold by Seller to Buyer hereunder, and (ii) thereafter, such price decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof;


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         (qq)     "Purchased HELs", the HELs sold by Seller to Buyer in a
Transaction hereunder, and any HEL substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased HELs" with respect to any Transaction at any time also shall include Additional Purchased Mortgage Loans which are HELs delivered pursuant to Paragraph 4(a);

         (rr) "Purchased Mortgage Loans", the Mortgage Loans sold by Seller to Buyer in a Transaction hereunder, and any Mortgage Loans substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Mortgage Loans" with respect to any Transaction at any time also shall include Additional Purchased Mortgage Loans delivered pursuant to Paragraph 4(a);

         (ss) "Replacement Mortgage Loans", the meaning specified in Paragraph 12(e)(ii) hereof;

         (tt) "Repurchase Date", the date on which Seller is to repurchase the Purchased Mortgage Loans from Buyer, including any date determined by application of the provisions of Paragraphs 3(e) or 12 hereof;

         (uu) "Repurchase Price", the price at which Purchased Mortgage Loans are to be resold by Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 12 hereof;

         (vv) "Request/Confirmation", the request and confirmation substantially in the form of Exhibit A hereto delivered pursuant to Paragraph 3 hereof;

         (ww) "Security Release Form" shall refer to (i) Freddie Mac Form 996 (Warehouse Lender Release of Security Interest) in the case of a FHLMC Security, (ii) Fannie Mae Form 2004 (Security Release Certification) in the case of a FNMA Security and (iii) Form HUD 11711A (Release of Security Interest) in the case of a GNMA Security.

         (xx) "Takeout Assignment" shall refer to an assignment, substantially in the form of Exhibit D hereto, executed by the Seller in favor of Buyer assigning all of the Seller's rights under a Takeout Commitment;

         (yy) "Takeout Commitment" shall refer to a trade confirmation from the Takeout Investor to the Seller confirming the details of a forward trade between the Takeout Investor and the Seller with respect to one or more Agency Securities, which trade confirmation shall be valid, binding and in full force and effect and relate to pools of Mortgage Loans (other than HELs) that satisfy the "good delivery standard" of the Public Securities Association as set forth in the Public Securities Association Uniform Practices Guide;

         (zz) "Takeout Investor" shall refer to a securities dealer or other financial institution, listed in Exhibit G hereto, who has made a Takeout Commitment. Such list may be modified from time to time by the Seller in its sole discretion, upon written notice to the Seller, or by the Seller with the written consent of the Seller. Such amended list shall be delivered by the Seller to the Custodian;


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         (aaa)    "VA" shall refer to the Department of Veteran Affairs.

         (bbb) "Warehouse Facilities" shall refer to warehouse facilities (relating to mortgage loans only) in excess of $10,000,000 listed on Exhibit B hereto.

3.       Initiation; Request/Confirmation; Termination; Transactions Optional

         (a) Any agreement to enter into a Transaction shall be made in writing at the initiation of Seller. In the event that Seller desires to enter into a Transaction hereunder, Seller shall deliver to Buyer prior to 5:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date, a Request/Confirmation complete in every respect except for the signature of an authorized representative of Buyer. Buyer shall, upon its receipt and approval thereof, promptly execute and return the signed Request/Confirmation to Seller.

         (b) The Request/Confirmation shall describe the Purchased Mortgage Loans in a manner satisfactory to Buyer (which may be by attaching a Loan Schedule thereto), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction mutually agreeable to Buyer and Seller.

         (c) Each Request/Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) Business Day after Buyer has delivered the completed Request/Confirmation to Seller.

         (d) In the event of any conflict between the terms of a Request/Confirmation and this Agreement, such Request/Confirmation shall prevail.

         (e) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the Business Day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by resale by Buyer to Seller or its agent of the Purchased Mortgage Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller hereunder) against the transfer of the Repurchase Price to an account of Buyer.

         (f) The adjustment mechanism and the index for any adjustable rate Mortgage Loan must be satisfactory to Buyer in its sole discretion.

         (g) Notwithstanding any provision of this Agreement or the Custody Agreement to the contrary, the initiation of each Transaction is subject to the approval of Buyer in its sole discretion. Buyer may, in its sole discretion, reject any Mortgage Loan from inclusion in a Transaction hereunder for any reason.


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4.       Margin Maintenance

         (a) If at any time the aggregate Market Value of all Purchased Mortgage Loans subject to all Transactions hereunder is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Buyer's option, to transfer to Buyer cash or additional Mortgage Loans reasonably acceptable to Buyer ("Additional Purchased Mortgage Loans"), so that the cash and aggregate Market Value of the Purchased Mortgage Loans, including any such Additional Purchased Mortgage Loans, will thereupon equal or exceed such aggregate Buyer's Margin Amount.

         (b) If the notice to be given by Buyer to Seller under subparagraph (a) above is given at or prior to 10:00 a.m. New York city time on a Business Day, Seller shall transfer cash or Additional Purchased Mortgage Loans to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, Seller shall transfer cash or Additional Purchased Mortgage Loans prior to the close of business in New York City on the Business Day following the date of such notice.

         (c) Any cash transferred pursuant to this Paragraph shall be held by Buyer as though it were Additional Purchased Mortgage Loans and, unless Buyer shall otherwise consent, shall not reduce the Repurchase Price of the related Transaction.

5.       Income Payments

         Where a particular Transaction's term extends over an Income payment date on the Mortgage Loans subject to that Transaction, all payments and distributions, whether in cash or in kind, made on or with respect to the Purchased Mortgage Loans shall, unless otherwise mutually agreed by Buyer and Seller, be paid, delivered or transferred: (a) in the case of Agency Securities, directly to Bear, Stearns & Co. Inc. as agent for the Buyer pursuant to the instructions set forth at Exhibit E and (b) in the case of Mortgage Loans, so long as an Event of Default on the part of Seller shall not have occurred and be continuing, be paid directly to Seller by the related Mortgagor. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer, at Buyer's option, cash or Additional Purchased Mortgage Loans sufficient to eliminate such Margin Deficit.

6.       Security Interest

         Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Mortgage Loans with respect to all Transactions hereunder and all proceeds thereof. Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignments of mortgage as and when required by Buyer in its sole discretion.


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7.       Payment and Transfer

         Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Mortgage Loans transferred by one party hereto to the other party shall be transferred by notice to the Custodian to the effect that the Custodian is now holding for the benefit of the transferee the related documents and assignment forms delivered to it under the Custody Agreement.

8.       Segregation of Documents Relating to Purchased Mortgage Loans

         All documents relating to Purchased Mortgage Loans in the possession of Seller shall be segregated from other documents and securities in its possession and shall be identified as being subject to this Agreement. Ownership of all Purchased Mortgage Loans shall pass to Buyer and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Mortgage Loans or otherwise pledging or hypothecating the Purchased Mortgage Loans, but no such transaction shall relieve Buyer of its obligations to resell and transfer Purchased Mortgage Loans to Seller pursuant to the terms hereof.

9.       Substitution

         Seller may, subject to agreement with and acceptance by Buyer, substitute other Mortgage Loans for any Purchased Mortgage Loans. Such substitution shall be made by transfer to Buyer of such other Mortgage Loans and transfer to Seller of such Purchased Mortgage Loans. After substitution, the substituted Mortgage Loans shall be deemed to be Purchased Mortgage Loans.

10.      Delivery of Additional Documents

         (a) The Seller shall, prior to or simultaneously with the funding of each Transaction, deliver to Buyer through the Custodian a fully executed Custody Receipt, and all other applicable documents required by the Custody Agreement.

         (b) The Seller shall, within ninety (90) days of a Mortgage Loan (other than a HEL) becoming subject to this Agreement, deliver to Buyer (i) a duly authorized and originally executed Takeout Assignment relating to a Takeout Commitment covering such Mortgage Loan naming Buyer as the assignee, relating to a pool of Mortgage Loans (other than HELs) of which such Mortgage Loan forms a part and in form and substance satisfactory to Buyer and (ii) a copy of the related Agency Registration Form in form and substance satisfactory to Buyer.

         (c) The Seller shall, simultaneously with the funding of the initial Transaction under this Agreement relating to each type of Agency Security and from time to time thereafter upon the request of Buyer, deliver to Buyer evidence of the commitment of FHLMC, FNMA or GNMA, as appropriate, pursuant to which the related Agency Securities shall be issued.

         (d) The Seller shall deliver to Buyer on a monthly basis (or more frequently if requested by Buyer), an investor commitment report, substantially in the form attached hereto as Exhibit F, listing the existing commitments of GNMA, FHLMC and FNMA (for securitizations and sales) relating to all outstanding Request/Confirmations.


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         (e)      Buyer, simultaneously with the funding of each Transaction involving Mortgage Loans (other than HELs), shall cause the Custodian to be provided with an executed Security Release Form appropriate for the related Agency Security indicating that Seller releases its interest in the related Mortgage Loans into one or more Agency Securities, upon the issuance of such Agency Security or Securities. Such form shall be prepared by the Seller and provided to the Custodian on behalf of Buyer in advance of the date on which delivery thereof is required hereby. The Custodian shall execute such form on behalf of Buyer.

11.      Representations, Warranties and Covenants

         (a) Buyer and Seller each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the other that:

                  (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance;

                  (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal);

                  (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal);

                  (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect; and

                  (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

         (b) Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

                  (i) The documents disclosed by Seller to Buyer pursuant to this Agreement are either original documents or genuine and true copies thereof;

                  (ii) Seller is a separate and independent corporate entity from the Custodian, Seller does not own a controlling interest in the Custodian either directly or through affiliates and no director or officer of Seller is also a director or officer of the Custodian;

                  (iii) None of the Purchase Price for any Mortgage Loan will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, and Seller has not taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;


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                  (iv)     Each Mortgage Loan was underwritten in accordance
         with the written underwriting standards of Seller furnished by Seller to Buyer, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller;

                  (v) Seller shall be at the time it transfers to Buyer any Mortgage Loans for any Transaction the legal and beneficial owner of such Mortgage Loans, free of any lien, security interest, option or encumbrance; and

                  (vi) Seller used no selection procedures that identified the Mortgage Loans relating to a Transaction as being less desirable or valuable than other comparable assets in Seller's portfolio on the related Purchase Date.

                  (vii) All information provided by the Seller to Buyer concerning the Mortgage Loans is true and correct;

                  (viii) All data and other information provided by or on behalf of the Seller to the Custodian, whether in writing, by electronic transmission or on computer tape or diskette or otherwise, is true and correct;

                  (ix) The Seller is servicing each Mortgage Loan in strict conformity with the servicing standards described in Paragraph 14 of this Agreement;

                  (x) The consummation of the Transaction as contemplated herein and in the Custody Agreement will not violate any policy, regulation or guideline of the FHA or VA or result in the voiding or reduction of the FHA insurance, VA guarantee or any other insurance or guarantee in respect of any Mortgage Loan, and such insurance or guarantee is in full force and effect or shall be in full force and effect as required by the applicable GNMA Guide, FNMA Guide or FHLMC Guide;

                  (xi) The Seller is a GNMA-approved issuer, a GNMA-approved servicer, a FHA-approved mortgagee, a VA-approved lender, a FNMA-approved issuer, a FNMA-approved servicer and a FHLMC-approved seller/servicer in good standing ("Approvals");

                  (xii) Each Mortgage Loan (other than the HELs) conforms to the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable, and is eligible to be sold to any Agency to back an Agency Security;

                  (xiii) Each and every document, certificate, instrument, insurance policy, escrow and any other item necessary to satisfy the final delivery requirements of FHLMC, FNMA or GNMA as required by the FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable, for the issuance of the related Agency Security are in form and substance acceptable to FHLMC, FNMA or GNMA, as appropriate, and have been delivered to the Custodian;


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                  (xiv)    The Seller has no notice or knowledge of any fact,
         event or circumstance whatsoever on the basis of which FHLMC, FNMA or GNMA, as applicable, may delay the issuance of, or refuse to issue, the related Agency Security;

                  (xv) Each copy of the document or documents evidencing the Agency commitment delivered to Seller through the Custodian pursuant to Paragraph 10(c) hereof is a true and correct copy, and such GNMA, FHLMC or FNMA commitment has not been withdrawn, amended or supplemented except as has been theretofore disclosed to Buyer in writing;

                  (xvi) Other than the Prepooled Mortgage Loans identified as such on the Loan Schedule and the HELs, each Mortgage Loan that is intended to back an Agency Security conforms in all respects with all requirements of the Takeout Commitment applicable to the Agency Security to be backed by such Mortgage Loans;

                  (xvii) Each Takeout Commitment with respect to Pooled Mortgage Loans is a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (xviii) Each Takeout Commitment with respect to Pooled Mortgage Loans is enforceable by the Seller against the related Takeout Investor;

                  (xix) Each Takeout Commitment with respect to Pooled Mortgage Loans is, by virtue of the related Takeout Assignment, enforceable by Buyer against the related Takeout Investor;

                  (xx) Each Takeout Assignment with respect to Pooled Mortgage Loans is a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (xxi) Each Mortgage is secured by a negotiable promissory note.

         (c) Seller hereby makes to Buyer, its successors and assigns each of the representations and warranties regarding Seller and the Mortgage Loans which Seller makes to the Agency in connection with its issuance of Agency Securities backed by the related Pooled Mortgage Loans.

         (d) Seller makes the representations and warranties set forth in Exhibit H with respect to the HELs as of the related Purchase Date.

         (e) Seller covenants with Buyer, from and after the date hereof, as follows:

                  (i) Seller shall immediately notify Buyer if an Event of Default shall have occurred;

                  (ii) Seller shall deliver to Buyer a current Loan Schedule with respect to all Mortgage Loans subject to this Agreement with such frequency as Buyer may require but in no event less frequently than weekly; and

                  (iii) No Mortgage Loan shall be subject to this Agreement for more than one hundred and eighty (180) days in aggregate.

                  (iv) The Seller shall immediately notify Buyer if any Approvals are withdrawn or modified;

                  (v) The Seller shall notify Buyer of any changes in the terms of, or the parties to, the Warehouse Facilities within one (1) Business Day of the Seller becoming aware of such changes, whether or not such changes have yet become effective;

                  (vi) In the case of a Transaction involving Mortgage Loans (other than HELs) that will back an Agency Security, the Seller shall not alter or amend the Agency Registration Form relating to such Transaction following the initial preparation thereof without the express approval of Buyer;

                  (vii) Without Buyer's express prior written approval, the Seller shall not execute, in favor of any third party, any assignment of rights held or purportedly held by the Seller under a given Takeout Commitment;

                  (viii) All financial and other covenants made by the Seller under the Warehouse Facilities shall be deemed to be made directly to Buyer as though fully set forth herein; provided, however, that any such covenants that require the Seller to obtain Buyer's consent prior to entering into financing arrangements (other than the Transactions contemplated hereby) shall be deemed to merely require prior written notice by the Seller to Buyer of such financing arrangements without any requirement for the consent of Buyer;

                  (ix) The Seller shall be at the time it delivers any Purchased Mortgage Loans to the Custodian or Buyer for any Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Purchased Mortgage Loans free and clear of any lien, security interest, option or encumbrance except for the security interest created by this Agreement;

                  (x) The Seller shall deliver to Buyer the Covenant Compliance Certificate referred to in Paragraph 13 on the last day of each calendar quarter;

                  (xi) The Seller shall service the Mortgage Loans in accordance with the provisions of Paragraph 14 hereof;

                  (xii) The Seller shall promptly notify Buyer after the occurrence of any change that it reasonably believes would be contemplated by Paragraph 12 hereof;

                  (xiii) Notwithstanding any other provision of this Agreement, no Mortgage Loan (other than a HEL) shall be subject to this Agreement or to the Custody Agreement for more than ninety (90) days in aggregate unless such Mortgage Loan is a Pooled Mortgage Loan and the Seller shall have delivered to Buyer a Takeout Assignment relating to a Takeout Commitment covering such Mortgage Loan; and

                  (xiv) Notwithstanding any other provision of this Agreement, no Mortgage Loan shall be subject to this Agreement or to the Custody Agreement for more than one hundred and eighty (180) days in aggregate.

         (f) With respect to each Prepooled Mortgage Loan which becomes a Pooled Mortgage Loan, the Seller shall represent and warrant to Buyer, and shall on and as of the date on which such Prepooled Mortgage Loan became a Pooled Mortgage Loan be deemed to represent each of the representations, warranties and covenants set forth in this Section 11.

12.      Events of Default; Event of Termination

         (a) The following events shall constitute events of default (each an "Event of Default") hereunder with respect to Buyer or Seller, as applicable:

                  (i) Seller fails to repurchase or Buyer fails to transfer Purchased Mortgage Loans upon the applicable Repurchase Date pursuant to the terms hereof;

                  (ii) Seller or Buyer fails, after one (1) Business Day's notice, to comply with Paragraph 4 hereof;

                  (iii) An Act of Insolvency occurs with respect to Seller or Buyer or any controlling entity thereof;

                  (iv) Any representation or warranty made by Seller or Buyer in this Agreement or the Custody Agreement shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated; provided, however, that in the case of representations and warranties made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

                  (v) Any covenant in this Agreement or the Custody Agreement shall have been breached in any material respect; provided, however, that in the case of covenants made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

                  (vi) Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under this Agreement, shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within twenty-four (24) hours;

                  (vii) This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Mortgage Loans purported to be covered hereby;

                  (viii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $500,000 is rendered against Seller, and the same remains undischarged for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

                  (ix) Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing;

                  (x) In the reasonable judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

                  (xi) Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default
         (a) permits acceleration of the obligations of the Seller under such contract or agreement by any other party thereto or (b) could materially adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due);

                  (xii) Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of Seller; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving Seller which could reasonably be expected to have a material adverse effect on the financial condition of the Seller; and (iv) any other developments which might materially and adversely affect the financial condition of Seller; or

                  (xiii) Seller shall have failed to comply in any material respect with its obligations under the Custody Agreement.

                  (xiv) Any Approvals of the Seller are materially adversely modified or revoked.

         (b) If an Event of Default shall have occurred and be continuing, then, at the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

         (c) In all Transactions in which the defaulting party is Seller, if Buyer is deemed to have exercised the option referred to in subparagraph (b) of this Paragraph, (i) Seller's obligations hereunder to repurchase all Purchased Mortgage Loans in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction and the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (b) of this Paragraph (decreased as of any day by (A) any amounts retained by Buyer with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Mortgage Loans pursuant to subparagraph (e)(i) of this Paragraph, and (C) any amounts credited to the account of Seller pursuant to subparagraph (f) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be payable to and retained by Buyer applied to the aggregate unpaid Repurchase Prices owed by Seller, and (iv) Seller shall immediately deliver or cause the Custodian to deliver to Buyer any documents relating to Purchased Mortgage Loans subject to such Transactions then in Seller's possession.

         (d) In all Transactions in which the defaulting party is Buyer, upon tender by Seller of payment of the aggregate Repurchase Prices for all such Transactions, Buyer's right, title and interest in all Purchased Mortgage Loans subject to such Transactions shall be deemed transferred to Seller, and Buyer shall deliver or cause the Custodian to deliver all documents relating to such Purchased Mortgage Loans to Seller.

         (e) After one (1) Business Day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (b) of this Paragraph or the notice referred to in clause (ii) of the first sentence of subparagraph (a) of this Paragraph), the nondefaulting party may:

                  (i) as to Transactions in which the defaulting party is Seller, (A) immediately sell on a servicing released or servicing retained basis as Buyer deems desirable, in a recognized market at such price or prices as Buyer may in its sole discretion deem satisfactory, any or all Purchased Mortgage Loans subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give Seller credit for such Purchased Mortgage Loans in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder; and

                  (ii) as to Transactions in which the defaulting party is Buyer, (A) purchase mortgage loans ("Replacement Mortgage Loans") having substantially the same outstanding principal amount, maturity and interest rate as any Purchased Mortgage Loans that are not transferred by Buyer to Seller as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Mortgage Loans, to be deemed to have purchased Replacement Mortgage Loans at the price therefor on such date, calculated as the average of the prices obtained from three (3) nationally recognized registered broker/dealers that buy and sell comparable mortgage loans in the secondary market.

         (f) As to Transactions in which the defaulting party is Buyer, Buyer shall be liable to Seller (i) with respect to Purchased Mortgage Loans (other than Additional Purchased Mortgage Loans), for any excess of the price paid (or deemed paid) by Seller for Replacement Mortgage Loans therefor over the Repurchase Price for such Purchased Mortgage Loans and (ii) with respect to Additional Purchased Mortgage Loans, for the price paid (or deemed paid) by Seller for the Replacement Mortgage Loans therefor. In addition, Buyer shall be liable to Seller for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Mortgage Loans from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

         (g) For purposes of this Paragraph 12, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by Seller of its option under subparagraph (b) of this Paragraph.

         (h) The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate. Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

         (i) The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

         (j) At the option of Buyer, exercised by written notice to Seller, the Repurchase Date for any or all Transactions shall be deemed to immediately occur in the event that the senior debt obligations or short-term debt obligations of Bear Stearns & Co. Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization.

         (k) The exercise by any party of remedies after the occurrence of an Event of Default shall be conducted in a commercially reasonable manner.

13.      Financial Statements

         (a) The Seller shall deliver to Buyer a quarterly certificate (the "Covenant Compliance Certificate") signed by an authorized officer of the Seller to the effect that as of such date, the Seller is in compliance with all covenants set forth in this agreement and all covenants set forth in the Warehouse Facilities.

         (b) Each delivery of Purchased Securities by the Seller to Buyer hereunder will constitute a representation by the Seller that there has been no material adverse change in the Seller's financial condition not disclosed to Buyer since the date of the Seller's most recent unaudited balance sheet or income statement delivered to Buyer. The Seller shall provide Buyer, from time to time at the Seller's expense, with such information of a financial or operational nature as Buyer may reasonably request promptly upon receipt of such request.

14.      Servicing of the Purchased Mortgage Loans

         (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Purchased Mortgage Loans contemplated hereby, Seller shall service the Purchased Mortgage Loans for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Purchased Mortgage Loans pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; provided, however, that the obligation of Seller to service Purchased Mortgage Loans for the benefit of Buyer as aforesaid shall cease upon the securitization of Mortgage Loans into Agency Securities.

         (b) The Seller shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with the standards incorporated (with respect to the GNMA securitization program) the GNMA Guide or (with respect to the FNMA securitization program) the FNMA Guide or (with respect to the FHLMC securitization program) the FHLMC Guide; provided, however, that the Seller shall at all times comply with applicable law and FHA regulations and VA regulations so that the FHA insurance, VA guarantee or any other applicable insurance or guarantee, if any, in respect of any Mortgage Loan is not voided or reduced. The Seller shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans.

         (c) Seller will provide Buyer with monthly reports, substantially identical in form to FNMA's standard form of remittance report with respect to all Purchased Mortgage Loans then involved in any Transaction hereunder.

         (d) Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, without payment of any termination fee or any other amount to Seller, sell the Mortgage Loans on a servicing released basis without the payment of any termination fee to the Seller or terminate Seller as the servicer of the Purchased Mortgage Loans with or without cause.

15.      Single Agreement

         Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

16.      Notices and Other Communications

         Except as otherwise expressly provided herein, all such notices or communications shall be in writing (including, without limitation, telegraphic, facsimile or telex communication) or confirmed in writing and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

         if to Seller:

                  Doral Financial Corporation
                  1159 F.D. Roosevelt Avenue
                  Puerto Nuevo, PR 00920
                  Attention: Mario S. Levis
                  Telephone: (787) 749-7108
                  Telecopy: (787) 749-8267

         if to Buyer:

                  Bear Stearns Mortgage Capital Corporation
                  245 Park Avenue
                  17th Floor
                  New York, New York  10167
                  Attention: John Garzone
                  Telephone: (212) 272-3853
                  Telecopy:  (212) 272-5736

Notwithstanding the foregoing, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission, and provided further, however, that all financial statements delivered shall be hand-delivered or sent by first-class mail. Either party may revise any information relating to it by notice in writing to the other party, which notice shall be effective on the third business day following receipt thereof.

17.      Payment of Expenses

         Seller shall pay on demand all reasonable fees and expenses (including, without limitation, the reasonable fees and expenses for legal services of any kind whatsoever) incurred by Buyer or the Custodian in connection with this Agreement and the Custody Agreement and the transactions contemplated hereby and thereby, whether or not any Transactions are entered into hereunder, including, by way of illustration and not by way of limitation, the fees and expenses incurred in connection with (i) the preparation, reproduction and distribution of this Agreement and the Custody Agreement and any opinions of counsel, certificates of officers or other documents contemplated by the aforementioned agreements and (ii) any Transaction under this Agreement; provided, however, that Seller shall not be required to pay the fees and expenses of Buyer incurred as a result of Buyer's default under this Agreement. The obligation of Seller to pay such fees and expenses incurred prior to or in connection with the termination of this Agreement shall survive the termination of this Agreement.

18.      Opinions of Counsel

         Seller shall, on the Purchase Date of the first Transaction hereunder and, upon the request of Buyer, on the Purchase Date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Mortgage Loans from Buyer in a repurchase transaction, a favorable opinion of counsel with respect to the matters set forth in Exhibit C hereto, in form and substance acceptable to Buyer and its counsel.

19.      Further Assurances; Additional Information

         (a) Seller shall promptly provide such further assurances or agreements as Buyer may request in order to effect the purposes of this Agreement and any Takeout Assignment.

         (b) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in its possession pertaining to each Purchased Mortgage Loan that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

         (c) Seller agrees to provide Buyer or its agents, from time to time, with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

         (d) Seller shall provide Buyer or its agents, with copies of all filings made by or on behalf of Seller or any entity that controls Seller, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

20.      Buyer as Attorney-in-Fact

         Buyer is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Mortgage Loans and to give full discharge for the same.

21.      Appointment of Agent

         Buyer hereby appoints Bear Stearns Mortgage Capital Corporation as its agent for purposes of issuing Requests/Confirmations, determining Market Value, exercising Buyer's rights under any margin maintenance provision of this Agreement and such other purposes as

Buyer may direct. The appointment of such agent shall not relieve Buyer of its obligations hereunder.

         Buyer hereby appoints Bear, Stearns & Co. Inc. as its agent for purposes of the receipt, registration and sale of Agency Securities.

22.      Wire Instructions

         (a) Any amounts to be transferred by Buyer to Seller hereunder shall be sent by wire transfer in immediately available funds to the account of Seller at:

                  FEDERAL RESERVE OF N.Y.
                  ABA # 221572838
                  Doral Bank
                  For further credit to:
                  HF Mortgage Bankers
                  Acct. #2-4000011-2

         (b) Any amounts to be transferred by Seller to Buyer hereunder shall be sent by wire transfer in immediately available funds to the account of Buyer at:

                  FNB CHICAGO/BEAR STEARNS MBS
                  ABA #: 071-000-013
                  Acct. No.:  5801230
                  Attention: John Garzone

         (c) Amounts received after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day.

23.      Entire Agreement; Severability

         This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

24.      Non-assignability; Termination

         (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

         (b) This Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring three hundred and sixty-four (364) days after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.

25.      Agency Documentation

         All references in this Agreement to items of Agency Documentation shall, if such items are amended or superseded from time to time by the related Agency, be deemed references to such Agency Documentation as so amended or superseded.

26.      Counterparts

         This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

27.      Governing Law

         This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

28.      No Waivers, Etc.

         No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraph 4(a) hereof will not constitute a waiver of any right to do so at a later date.

29.      Use of Employee Plan Assets

         (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

         (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

         (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

30.      Intent

         (a) Each Transaction involving Mortgage Loans (other than HELs) is entered into in contemplation of the issuance of one or more Agency Securities backed by the related Mortgage Loans. The parties intend that the Seller will act as issuer or seller and/or servicer with respect to such Agency Securities, as applicable, and that each Agency Security will be issued in the name of, and delivered to or upon the order of, Bear, Stearns & Co. Inc.

         (b) The parties intend and acknowledge that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in
Section 741 of Title 11 of the United States Code, as amended.

         (c) It is understood that either party's right to liquidate Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 12 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

31.      Disclosure Relating to Certain Federal Protections

         The parties acknowledge that they have been advised that:

                  (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SAPPY") do not protect the other party with respect to any Transaction hereunder;

                  (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SAPPY will not provide protection to the other party with respect to any Transaction hereunder; and

                  (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

BEAR STEARNS MORTGAGE CAPITAL               DORAL FINANCIAL CORPORATION
         CORPORATION

By /s/ John M. Garzone                       By /s/ Mario S. Lewis
  ---------------------------                  -----------------------------
Title Sr. Vice President                     Title E.V.P. and Treasurer
     ------------------------                     --------------------------
Date 5/29/00                                 Date 5/19/00
    -------------------------                    ---------------------------

                                                                       EXHIBIT A

                              REQUEST/CONFIRMATION

TO:      Doral Financial Corporation ("Seller")
         1159 F.D. Roosevelt Avenue
         Puerto Nuevo, PR  00920
         Attention: John Garzone

FROM:    Bear Stearns Mortgage Capital Corporation ("Buyer")



Select what is applicable:

[RE: TRANSACTIONS INVOLVING MORTGAGE LOANS TO BE SECURITIZED INTO AGENCY SECURITIES

         AGENCY (check one):  FNMA(TM)     FHLMC(TM)       GNMA(TM)]

[RE:     TRANSACTIONS INVOLVING HELS]

Bear Stearns Mortgage Capital Corporation ("Buyer") is pleased to confirm your sale and its purchase of the Mortgage Loans described below and listed on the attached Loan Schedule pursuant to the Amended and Restated Master Repurchase Agreement dated as of June 1, 2000 between the Seller and Buyer under the following terms and conditions:

POOL/COMMITMENT NO. [WITH RESPECT TO MORTGAGE LOANS TO BE SECURITIZED INTO AGENCY SECURITIES]

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:

PURCHASE DATE:

REPURCHASE DATE:

PURCHASE PRICE:

PRICING RATE:

MINIMUM REQUIRED MARGIN PERCENTAGE:

PRICE DIFFERENTIAL DUE DATE:

The Amended and Restated Master Repurchase Agreement is incorporated by reference into this Request/Confirmation and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Amended and Restated Master Repurchase Agreement.

                                     BEAR STEARNS MORTGAGE CAPITAL
                                     CORPORATION


                                     BY:
                                        --------------------------------
                                     NAME:
                                          ------------------------------
                                     TITLE:
                                           -----------------------------

ATTACHMENT I TO EXHIBIT A


                 CONFIRMATION/FUNDING REQUEST FOR MORTGAGE LOANS

                                                                Request No.
                                                                            ---
                                                                Date:
                                                                     ----------

                                                                  Amount
                                                                  Funded
                                                                    to
          Product   Wire    Loan   Borrower    Loan    Purchase  Qualified   Market   Takeout  Note   Commitment  Takeout  Maturity
Investor   Type     Date   Number   Last      Amount    Price    Originator   Value    Date    Rate     Number     Price     Date
--------   ----     ----   ------   ----      ------    -----    ----------   -----    ----    ----     ------     -----     ----






TOTALS:

[SELLER]

By:
       -------------------------------

Title:
       -------------------------------

Date:
       -------------------------------

       Amount to be funded by MLMCI: $
                                       ------------

                                                                       EXHIBIT B

                       List of Warehousing Facilities for
                                Whole loans only
                                  As of 6/4/99



LENDER*                                               SIZE OF CREDIT LINE
-------                                             ------------------------
                                                    (IN MILLIONS OF DOLLARS)



Banco Popular                                                  70
Banco Santander                                                60
Government Development Bank                                   100
Economic Development Bank                                      20
Scotiabank                                                     20
First Bank                                                     40
Bankers Trust                                                 313
Citibank                                                       50
PaineWebber                                                   200
Merrill Lynch                                                 600
Bear Stearns                                                  450

         TOTAL                                             $1,923
                                                           ======

Note: The above lines are in addition to over $1.0 Billion in Repo lines available for securities.

-------------------------
* In addition, Morgan Stanley has committed to a facility of $450,000,000 but final documentation is still pending.

                                                                       EXHIBIT C

                          OPINION OF COUNSEL TO SELLER


         1. Seller is duly organized and validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico and has power and authority to enter into and perform its obligations under this Agreement and the Custody Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller and its subsidiaries, considered as a whole.

         2. This Agreement and the Custody Agreement have each been duly authorized, executed and delivered by Seller, and each constitutes a valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Seller for the consummation of the transactions contemplated by this Agreement or the Custody Agreement.

         4. The consummation of any of the transactions contemplated by this Agreement and the Custody Agreement will not conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of Seller or the terms of any indenture or other agreement or instrument known to us to which Seller is party or bound, or any order known to such counsel to be applicable to Seller or any regulations applicable to Seller, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Seller.

         5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Seller or relating to the transaction contemplated by this Agreement or the Custody Agreement which, if adversely determined, would have a material adverse effect on Buyer.

         6. Seller is duly registered as a finance company in each state in which Mortgage Loans were originated, to the extent such registration is required by applicable law.

         7. Each Mortgage Loan will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest in and to that Mortgage Loan from Seller to Buyer. This Agreement together with (a) the delivery of such related Mortgage Loans to Custodian and
(b) the endorsement of such Mortgage Loans to Buyer, creates a valid, perfected security interest in such Mortgage Loans in favor of Buyer. As holder of the Mortgage Loans by endorsement, Buyer shall, subject to the terms of the Agreement, be entitled to the same security interest and liens with respect to the Mortgage Loans as Seller, without the necessity of recording any assignments of mortgage in the Registry of Property of Puerto Rico.

         8. [In connection with the sale of Mortgage Loans to Buyer and Buyer's holding of such Mortgage Loans, Buyer is not required to be licensed under the laws of Puerto Rico. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Buyer for the consummation of the transactions contemplated by this Agreement or the Custody Agreement.]

                                                                       EXHIBIT D



                              [TAKEOUT ASSIGNMENT]


                      ("Takeout Investor")
---------------------
(Address)
Attention:
           --------------------
Gentlemen:

         Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated ___________, 19__, to purchase $____________ of _____% ____ year:

(Check Box)

             (a)      Government National Mortgage Association;

             (b)      Federal National Mortgage Association; or

             (c)      Federal Home Loan Mortgage Corporation;

         mortgage-backed pass-through securities ("Securities") at a purchase price of ____________ from _________________. This is to confirm that (i) the Commitment is in full force and effect, (ii) the Commitment has been assigned to _____________________ ("Assignee") whose acceptance of such assignment is indicated below, (iii) you will accept delivery of such Securities directly from Assignee and (iv) you will pay Assignee for such Securities. Payment will be made "delivery versus payment (DVP)" to Assignee in immediately available funds. Assignee shall have the right to require you to fulfill your obligation to purchase the Securities.

         Notwithstanding the foregoing, the obligation to deliver the Securities to you shall be that of [Seller] and your sole recourse for the failure of such delivery shall be against [Seller].

         If you have any questions, please call ____________________ of the Assignee at __________________ immediately.

                                        Very truly yours,

                                        [SELLER]



                                        By:
                                            -------------------------------
                                        Title:
                                              -----------------------------
                                        Date:
                                              -----------------------------


Agreed to:

[ASSIGNEE]


By:
    ------------------------
Title:
       ---------------------
Date:
      ----------------------

                                                                       EXHIBIT E



                   PAYMENT INSTRUCTIONS FOR AGENCY SECURITIES



         FED FNMA AND FHLMC SECURITY INSTRUCTIONS:
                                                     ----------------
                                                            ABA
                                                                -----------
PTC GNMA SECURITY INSTRUCTIONS:
                                                      ------------

                                                                       EXHIBIT F


                           INVESTOR COMMITMENT REPORT

                                                                        MORTGAGE LOANS
                                                                       (SECURITIZATION)



  Confirmation/
 Funding Request     Trade                     Delivery   MBS    Note/Coupon   Delivery            Trade   Commitment
(Listed by Number)   Date   Takeout Investor    Month     Type      Rate        Price     Amount   Number    Number     Reason
------------------   ----   ----------------    -----     ----      ----        -----     ------   ------    ------     ------

                                                                       EXHIBIT G

                                TAKEOUT INVESTORS

                                                                       EXHIBIT H

                         REPRESENTATIONS AND WARRANTIES
                         RELATING TO THE PURCHASED HELS

         (i) The information with respect to each HEL set forth in the related Loan Schedule is true and correct;

         (ii) All documentation required to be delivered to the Custodian under the Custodial Agreement has been so delivered;

         (iii)    Each Purchased HEL is a Mortgage;

         (iv) Each mortgaged property is improved by a single (one-to-four) family residential dwelling;

         (v) No more than 5% by original principal balance of the Purchased HEL had loan-to-value ratios in excess of 100%;

         (vi) Each Purchased HEL is being serviced by Seller in accordance with the terms of this Agreement;

         (vii) The Note related to each Purchased HEL bears a fixed or adjustable interest rate;

         (viii) Each Mortgage is a valid and subsisting first or second lien of record (or is in the process of being recorded) on the mortgaged property subject in the case of any second-lien HEL only to a single senior lien on such mortgaged property and subject in all cases to the exceptions to title set forth in the title insurance policy or attorney's opinion of title, with respect to the related HEL, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

         (ix) Immediately prior to the transfer and assignment of the HELs by Seller to Buyer as contemplated by this Agreement, Seller held good and indefeasible title to, and was the sole owner of, each HEL (including the related Note) conveyed by Seller subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clause (ix) or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer of the Purchased HELs as contemplated in this Agreement, Buyer will be the sole owner of each Purchased HEL subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer;

         (x)      No Purchased HEL is thirty (30) days or more delinquent;

         (xi) There is no delinquent tax or assessment lien on any mortgaged property, and each mortgaged property is free of substantial damage and is in good repair;

         (xii) There is no valid and enforceable offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note;

         (xiii) There is no mechanics' lien or claim for work, labor or material affecting any mortgaged property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

         (xiv) Each Purchased HEL at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act (including the Riegle Community Development Act of 1994) and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

         (xv) With respect to each Purchased HEL either (a) an attorney's opinion of title has been obtained but no title policy has been obtained or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related mortgaged property is situated, in an amount at least equal to the original balance of such Purchased HEL together, in the case of a second-lien HEL, with the then-original principal amount of the mortgage note relating to the senior lien, insuring the mortgagee's interest under the related HEL as the holder of a valid first or second mortgage lien of record on the real mortgaged property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (ix) above, was effective on the date of the origination of such HEL, and such policy is valid and thereafter such policy shall continue in full force and effect;

         (xvi) The improvements upon each mortgaged property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to Seller that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Purchased HEL (together, in the case of a second-lien HEL, with the outstanding principal balance of the senior lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the mortgaged property;

         (xvii) If any mortgaged property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such mortgaged property with a carrier generally acceptable to Seller in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Purchased HEL (together, in the case of a second-lien HEL, with the outstanding principal balance of the senior lien), (B) the minimum amount
required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

         (xviii) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Purchased HEL had full legal capacity to execute all documents relating to such HEL and convey the estate therein purported to be conveyed;

         (xix) Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of Buyer in any insurance policies applicable to any Purchased HELs transferred by Seller including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of Buyer;

         (xx) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from Seller;

         (xxi) The terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of Buyer and which has been delivered to the Custodian. The substance of any such alteration or modification is reflected on the related Loan Schedule;

         (xxii) The proceeds of each Purchased HEL have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder; any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; all costs, fees and expenses incurred in making or closing or recording such HELs were paid;

         (xxiii) The related Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

         (xxiv) No Purchased HEL has a shared appreciation feature, or other contingent interest feature;

         (xxv) Each mortgaged property is located in the state identified in the respective Loan Schedule and consists of one or more parcels of real mortgaged property with a residential dwelling erected thereon;

         (xxvi) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Purchased HEL in the event the related mortgaged property is sold without the prior consent of the mortgagee thereunder;

         (xxvii) There is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property, nor is such a proceeding currently occurring, and each mortgaged property is undamaged by waste, fire, water, flood, earthquake or earth movement;

         (xxviii) All of the improvements which were included for the purposes of determining the appraised value of any mortgaged property lie wholly within the boundaries and building restriction lines of such mortgaged property, and no improvements on adjoining properties encroach upon such mortgaged property, and are stated in the title insurance policy and affirmatively insured;

         (xxix) No improvement located on or being part of any mortgaged property is in violation of any applicable zoning law or regulation; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each mortgaged property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such mortgaged property is lawfully occupied under the applicable law;

         (xxx) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the owner of the HEL to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

         (xxxi) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption other than any applicable Mortgagor redemption rights available to the related Mortgagor which would materially interfere with the right to sell the related mortgaged property at a trustee's sale or the right to foreclose the related Mortgage;

         (xxxii) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and Seller has not waived any default, breach, violation or event of acceleration;

         (xxxiii) No instrument of release or waiver has been executed in connection with any Purchased HEL, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Custodian;

         (xxxiv) The maturity date of each Purchased HEL is at least twelve months prior to the maturity date of the related first home equity loan if such first home equity loan provides for a balloon payment;

         (xxxv) Each Purchased HEL was originated based upon a full appraisal, which included an interior inspection of the subject mortgaged property;

         (xxxvi) No more than 10% of the aggregate original outstanding principal balance is secured by mortgaged properties that are non-owner occupied mortgaged properties (i.e., investor-owned and vacation);

         (xxxvii) There do not exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any mortgaged property;

         (xxxviii) Seller was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or purchase each Purchased HEL; and the consummation of the transactions herein contemplated, including, without limitation, the ownership of the Purchased HELs by Buyer will not involve the violation of such laws;

         (xxxix) Seller has not received a notice of default of any first-lien HEL secured by any mortgaged property which has not been cured by a party other than Seller;

         (xl) No Purchased HEL is subject to a temporary rate reduction pursuant to a buydown program;

         (xli) The interest rate on each Purchased HEL is calculated on the basis of a year of 360 days with twelve 30-day months.